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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2005



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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                000-50302                    16-1633636
(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
 Incorporation or Organization)    File Number)              Identification No.)


                             293 EISENHOWER PARKWAY,
                          LIVINGSTON, NEW JERSEY 07039
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               (Address of Principal Executive Offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 31, 2005, the Company announced via press release the Company's financial results for its fiscal year ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.





ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (c)   List of Exhibits

                   99.1 Press release dated March 31, 2005 entitled "Trey Resources Reports Record Revenues for 2004".





                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TREY RESOURCES, INC.


                                     By: /s/ Mark Meller
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                                         Mark Meller
                                         President, Chief Executive Officer
                                         and Principal Accounting Officer

Date:  April 8, 2005



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                                INDEX OF EXHIBITS



    99.1 Press release dated March 31, 2005 entitled "Trey Resources Reports Record Revenues for 2004".


























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